UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): NOVEMBER 10, 2009

                           ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-3936           11-1826363
  (State or other jurisdiction     (Commission       (IRS Employer
       of incorporation)            File Number)    Identification No.)

                   80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300

                       NOT APPLICABLE
                       --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4  under the
Exchange Act (17CFR 240.13e-4(c))

ITEM  2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 10, 2009, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its third quarter and nine months ended September 30, 2009. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA, as adjusted), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. A copy of the press release issued by Orbit concerning the foregoing information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

99.1. Press release dated November 10, 2009.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     November 11, 2009


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -----------------------------
                                   Dennis Sunshine
                                   Chief Executive Officer and President